UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2008

Willis Group Holdings Limited
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587
(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited Ten Trinity Square London EC3P 3AX, England
(Address of Principal Executive Offices)

(44) (20) 7488-8111
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On April 23, 2008, Willis Group Holdings Limited (“WGHL”) held its Annual Meeting of Shareholders (“AGM”) at the School of Risk Management at St. John's University in New York City. A copy of the press release announcing the results of the AGM is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press Release of WGHL dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED

Date:	April 24, 2008	By:	/s/ Adam G. Ciongoli
		Name:	Adam G. Ciongoli
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	99.1 Press Release of WGHL dated April 23, 2008